Government Grant	12 Months Ended
Dec. 31, 2021
Disclosure of government grants [text block] [Abstract]
GOVERNMENT GRANT

28. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million to July 31, 2023 relating to the Telesat Lightspeed constellation.

For the year ended December 31, 2021, the Company recorded $14.8 million relating to the agreement (December 31, 2020 - $12.0 million).

Of the amount recorded during 2021, $10.0 million was recorded as a reduction to satellites, property and other equipment and $4.8 million was recorded as a reduction to operating expenses (2020 - $8.0 million was recorded as a reduction in satellites, property and other equipment and $4.0 million as a reduction to operating expenses).